Exhibit 99.1

Chase Corporation Acquires NuCera Solutions

Transformative acquisition expands the Company’s suite of specialty polymers and attractive polymerization technologies, advancing Chase Corp’s portfolio of products, customer reach and strategic growth trajectory

July 18, 2022, Westwood, MA - Chase Corporation (NYSE American: CCF), a leading global manufacturer of protective materials for high-reliability applications across diverse market sectors, today announced that it has entered into a definitive agreement to acquire NuCera Solutions, (“NuCera” or the “Company”) from SK Capital (a private equity firm headquartered in New York). NuCera is a recognized global leader in the production and development of highly differentiated specialty polymers and polymerization technologies serving demanding applications, offering products critical to enabling end-product functionality, performance and reliability.

NuCera is headquartered in Houston, Texas with its primary production facility based in Barnsdall, Oklahoma and additional international sales offices in France and Singapore. The Company employs approximately 130 people globally. For the trailing 12-month period ended April 30, 2022, the Company recognized an estimated revenue of $83 million with Adjusted EBITDA1 margins exceeding 25%.

NuCera will be acquired for a purchase price of $250 million, pending any working capital adjustments and excluding acquisition-related costs. The purchase will be funded by utilizing Chase’s existing revolving credit facility and available cash on hand. The transaction is expected to close by the end of the third calendar quarter of 2022, subject to customary closing conditions and regulatory approvals. Chase expects this acquisition to be accretive to earnings within the first year of ownership. Chase will be modestly levered (~1.2x pro-forma net leverage) post acquisition and maintains ongoing financial flexibility.

Adam P. Chase, President and Chief Executive Officer of Chase Corporation, commented, “The acquisition of NuCera is transformational in advancing Chase’s strategic growth priorities. NuCera is a recognized leader in developing and manufacturing specialty polymers and polymerization technologies that serve demanding applications globally. The Company’s strong market position, North American manufacturing footprint and captive synthesis capabilities will allow us to gain additional scale and expand our presence across multiple new high-growth end markets, while maintaining both a strong balance sheet and financial flexibility. NuCera’s culture and technology driven growth oriented mindset closely align with those of Chase, and we are excited to welcome the NuCera team and their highly differentiated products to Chase Corporation and its customers.”

Steven McKeown, Chief Executive Officer of NuCera, commented, “After a notable period of growth, we are very excited to join the Chase family which offers a strong cultural and strategic alignment to our business. Our portfolio of innovative, high-performance products is well aligned with Chase’s core philosophy of making a material difference. On behalf of everyone at NuCera, we greatly look forward to beginning our journey with the Chase team.”

Mario Toukan, Managing Director of SK Capital, commented, “It has been a pleasure to support the development and growth of NuCera. SK invested heavily in NuCera’s people, capabilities and facilities, establishing a leading platform of technology-oriented, specialty polymers. We believe NuCera is well-positioned to continue its growth under Chase Corporation’s ownership and we wish them continued success.”

1 A reconciliation from U.S. GAAP to the non-GAAP financial measurement used in this press release has been included in the investor's presentation filed with the SEC.

The acquisition of NuCera drives Chase’s proven core growth strategy and is an attractive step in the continued transformation of Chase. NuCera will expand Chase’s global reach into new blue-chip customers and attractive highgrowth end markets such as personal care, polymer additives, coatings, diversified consumer products and masterbatches. In addition, Chase expects to have meaningful long-term synergy opportunities. Chase will continue to market under NuCera brands and the business will be integrated into Chase’s Adhesives, Sealants and Additives reporting unit.

Moelis & Company LLC acted as exclusive financial advisor and Nelson Mullins Riley & Scarborough LLP acted as legal counsel to Chase Corporation. Lincoln International acted as sell side advisor and Goodwin Procter LLP acted as legal counsel to SK Capital and NuCera.

About NuCera Solutions

With an 85-year history of innovative chemistry, NuCera is a global leader in the development and manufacture of highly differentiated specialty polymers for markets that require high quality and performance: Adhesives, Coatings, Imaging, Masterbatches, Personal Care, Plastics and other consumer applications. NuCera supplies performance chemistry to global markets from its highly flexible manufacturing facilities in Barnsdall, OK which are supported by R&D and applications laboratories as well as pilot plant facilities. For more information, please visit http://www.nucerasolutions.com

About Chase Corporation

Chase Corporation, a global specialty chemicals company that was founded in 1946, is a leading manufacturer of protective materials for high-reliability applications throughout the world. More information can be found on our website https://chasecorp.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP financial measures in our press releases. Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are non-GAAP financial measures. The Company believes that Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are useful performance measures as they are used by its executive management team to measure operating performance, to allocate resources to enhance the financial performance of its business, to evaluate the effectiveness of its business strategies and to communicate with its board of directors and investors concerning its financial performance. The Company believes Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are commonly used by financial analysts and others in the industries in which the Company operates, and thus provide useful information to investors. However, Chase’s calculation of Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow may not be comparable to similarly-titled measures published by others. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in our press releases are forward-looking. These may be identified by the use of forward-looking words or phrases including, but not limited to, “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential.” These forward-looking statements are based on Chase Corporation’s current expectations and include statements relating to the expected timing of the acquisition described in this press release, the expected benefits of the transaction, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the transaction. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. To comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that a variety of factors could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company’s business include, but are not limited to, the following: uncertainties relating to the timing of the acquisition and receipt of required regulatory approvals; the risk that the businesses involved in the acquisition will not be integrated successfully or that such integration may be more difficult, timeconsuming or costly than expected; the risk that expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected time frame; the risk that revenues following the Merger may be lower than expected; uncertainties relating to operating costs, potential customer loss and business disruption following the transaction, including, without limitation, the risk that difficulties in maintaining relationships with employees, may be greater than expected; uncertainties relating to economic conditions including inflation;

uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products; the effectiveness of cost-reduction plans; rapid technology changes; the highly competitive environment in which the Company operates; as well as expected impact of the coronavirus disease (COVID-19) pandemic on the Company’s businesses. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company does not assume any obligation to update or revise any forward-looking statement made in this release or that may from time to time be made by or on behalf of the Company. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A – Risk Factors of the Company’s Annual Report on Form 10-K for the year ended August 31, 2021.

Investor & Media Contact:

Michael Cummings or Jackie Marcus

Alpha IR Group

Phone: (617) 982-0475

E-mail: CCF@alpha-ir.com

or

Shareholder & Investor Relations Department

Phone: (781) 332-0700

E-mail: investorrelations@chasecorp.com

Website: www.chasecorp.com